UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 18, 2019

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-14303	38-3161171

(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of Principal Executive Offices)	(Zip Code)

(313) 758-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AXL	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement.

On September 18, 2019, American Axle & Manufacturing Holdings, Inc., a Delaware corporation (“AAM”), Grede AcquisitionCo, Inc., a Delaware corporation (the “Purchaser”), and, for certain limited purposes, Grede TopCo, Inc., a Delaware corporation (“TopCo”), entered into a Unit Purchase Agreement (the “Purchase Agreement”) pursuant to which the Purchaser agreed to purchase the entities that operate AAM’s U.S. iron casting operations (the “Grede Business”) for an aggregate purchase price of $245,000,000 (the “Sale”). The purchase price is subject to customary adjustments and includes a $60,000,000 deferred payment obligation. Except in the case of certain acceleration events, TopCo will have twelve years after the closing of the Sale to pay (or cause to be paid) the deferred payment of $60,000,000, which will accrue interest at the rate of 6% per annum from January 1, 2020. The Sale does not include the entities that conduct AAM’s iron casting operations in El Carmen, Mexico. The Purchaser and TopCo are newly formed entities affiliated with Gamut Capital Management, L.P. (the “Sponsor”).

The Purchase Agreement contains customary representations and warranties and covenants. Under the Purchase Agreement, AAM has agreed to indemnify the Purchaser for certain losses, including losses arising out of pre-closing environmental liabilities, liabilities related to certain discontinued operations and liabilities related to the retained Mexican operations. The representations and warranties set forth in the Purchase Agreement will expire at the closing of the Sale.

The consummation of the Sale is subject to the satisfaction of certain closing conditions, which include, among others, (i) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (ii) the completion of the transfer of certain entities conducting the retained Mexican operations, and (iii) material compliance by each party with its covenants and, subject to certain materiality qualifiers, the absence of breaches of its representations and warranties.

In connection with the execution of the Purchase Agreement, the Purchaser has received a debt financing commitment from Wells Fargo Bank, National Association and equity commitments from funds affiliated with the Sponsor. If the Purchase Agreement is terminated by AAM because the Purchaser has failed to consummate the Sale within three days of the date on which the closing should have occurred (including as a result of the Purchaser’s failure to obtain the debt financing), the Purchaser will have to pay a $10,000,000 termination fee to AAM. AAM has received a limited guarantee from funds affiliated with the Sponsor guaranteeing certain potential payment obligations of the Purchaser under the Purchase Agreement, including the termination fee.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

The Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any financial or other information about AAM, the Purchaser or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, may be subject to important qualifications and limitations agreed upon by the parties thereto, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. AAM’s investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of AAM, the Purchaser or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by AAM.

Item 2.06	Material Impairments.

In connection with the entry into the Purchase Agreement as discussed in Item 1.01 of this Form 8-K, AAM determined that the assets and liabilities associated with the Grede Business qualify for classification as held-for-sale. As a result, we expect to record a pre-tax impairment charge estimated in the range of approximately $200 million to $250 million in the third quarter of 2019 to reduce the carrying value (including the remaining intangible asset balances) of the Grede Business to fair value less cost to sell. The estimate is subject to determination of the carrying value of the Grede Business at the date the assets and liabilities are reclassified to held-for-sale. AAM expects that approximately $6 million of the anticipated impairment charge will result in future cash expenditures.

Item 7.01	Regulation FD Disclosure

On September 18, 2019, AAM issued a press release announcing the entry into the Purchase Agreement. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished in this Item 7.01 and Exhibit 99.1 are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This report may contain forward-looking statements including, without limitation, statements with respect to the transaction and the anticipated consequences and benefits of the transaction and other information relating to matters that are not historical facts.  These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements.  These risks and uncertainties include the receipt and timing of necessary regulatory approvals and the other factors detailed from time to time in the reports we file with the SEC, including those described under “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.  These forward-looking statements speak only as of the date of this report. We expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01	Financial Statements and Exhibits

(d)            Exhibits:

Exhibit No.	Description
2.1*	Unit Purchase Agreement, dated as of September 18, 2019, by and among American Axle & Manufacturing Holdings, Inc., Grede AcquisitionCo, Inc. and, for certain limited purposes, Grede TopCo, Inc.
99.1	Press Release issued by AAM on September 18, 2019.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

* Schedules and exhibits to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

Date: September 18, 2019	By:	/s/ David E. Barnes
		Name:	David E. Barnes
		Title:	Vice President & General Counsel